Exhibit 10.2

AMENDMENT NO. 1 TO COINBASE CUSTODY

CUSTODIAL SERVICES AGREEMENT

This Amendment No. 1 (this “Amendment”) to that certain Custodial Services Agreement, dated March 6, 2019 (the “Agreement”), by and between Coinbase Custody Trust Company, LLC, with an address at 200 Park Avenue South, Suite 1208, New York, NY 10003 (“Coinbase Custody”), and the party or parties identified as client on the signature page(s) of this Amendment (“Client”), is by and between Trust Company and Client and effective as of the last signature date set forth below (the “Effective Date”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement. Trust Company and Client may be individually referred to as a “Party” and collectively, the “Parties.”

WHEREAS, the Parties desire to amend the Agreement to acknowledge and memorialize the conversion and name change of a Client entity from “Bitwise 10 Private Index Fund, LLC” (a Delaware LLC) to “Bitwise 10 Crypto Index Fund” (a Delaware statutory trust), and to replace such entity’s name as further described in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreement as set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

1) The lists of Client entities set forth in each of Schedule A, Section IV (“TERM”) and Exhibit A (“CLIENTS”) to the Agreement are hereby amended and restated, in each case, as follows:

1.	BITWISE 10 CRYPTO INDEX FUND

2.	BITWISE 10 INDEX OFFSHORE FUND, LTD.

3.	DIGITAL ASSET INDEX FUND, LLC

4.	BITWISE ETHEREUM FUND, LLC

2) Except as set forth in this Amendment, all terms of the Agreement shall remain unchanged and in full force and effect. The Agreement as amended by this Amendment sets out all terms agreed between the Parties and supersedes all other agreements between the Parties relating to its subject matter.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and effectively agree to be bound by the Agreement and associated changes herein as of the Effective Date by their duly-authorized representatives.

COINBASE CUSTODY TRUST COMPANY, LLC

By:	/s/ Sam McIngvale
Name:	Sam McIngvale
Title:	Chief Executive Officer
Date:	5/22/2020

CLIENT: BITWISE 10 CRYPTO INDEX FUND

By:	/s/ Paul (“Teddy”) Fusaro
Name:	Paul (“Teddy”) Fusaro
Title:	Chief Operating Officer
Date:	5/21/2020

CLIENT: BITWISE 10 INDEX OFFSHORE FUND, LTD.

By:	/s/ Paul (“Teddy”) Fusaro
Name:	Paul (“Teddy”) Fusaro
Title:	Chief Operating Officer
Date:	5/21/2020

[signature page to Amendment No. 1 to Custodial Services Agreement]

CLIENT: DIGITAL ASSET INDEX FUND, LLC

By:	/s/ Paul (“Teddy”) Fusaro
Name:	Paul (“Teddy”) Fusaro
Title:	Chief Operating Officer
Date:	5/21/2020

CLIENT: BITWISE ETHEREUM FUND, LLC

By:	/s/ Paul (“Teddy”) Fusaro
Name:	Paul (“Teddy”) Fusaro
Title:	Chief Operating Officer
Date:	5/21/2020

[signature page to Amendment No. 1 to Custodial Services Agreement]